UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 18, 2026

ARRAY TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39613	83-2747826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 Midway Place NE

Albuquerque, New Mexico 87109

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (505) 881-7567

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	ARRY	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 18, 2026, Array Tech, Inc. (f/k/a Array Technologies, Inc.) (the “Borrower”), a New Mexico corporation and wholly-owned subsidiary of Array Technologies, Inc. (the “Company”), entered into that certain Amendment No. 5 to Credit Agreement (the “Fifth Amendment”), by and among the Borrower, the Company’s wholly-owned subsidiary ATI Investment Sub, Inc., as holdings (“Holdings”), Goldman Sachs Bank USA, as administrative agent and collateral agent (“Goldman Sachs”), and the Lenders (as defined in the Fifth Amendment), to its credit agreement entered into on October 14, 2020, by and among the Borrower, Holdings, Goldman Sachs, and certain other lenders from time to time party thereto (the “Credit Agreement”). The Fifth Amendment: (i) increases the revolving credit facility commitments under the original Credit Agreement from $166,000,000 to $370,000,000; (ii) extends the maturity of the revolving credit facility from October 14, 2028 to February 18, 2031; (iii) removes the credit spread adjustment with respect to Term SOFR (as defined in the Credit Agreement); and (iv) expands the number of currencies under which the Borrower can request revolving credit loans and letters of credit.

The foregoing description of the terms of the Fifth Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Fifth Amendment, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On February 18, 2026, the Company issued a press release announcing its entry into the Fifth Amendment. A copy of the press release is attached and furnished as Exhibit 99.1 to this Form 8-K.

The information provided in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Amendment No. 5 to Credit Agreement, dated February 18, 2026, by and among Array Tech, Inc., as borrower, ATI Investment Sub, Inc., as holdings, Goldman Sachs Bank USA, as administrative agent and collateral agent, and the Lenders (as defined therein) from time to time party thereto.

99.1	Press release from Array Technologies, Inc. dated February 18, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Array Technologies, Inc.

By:	/s/ Gina K. Gunning
Name:	Gina K. Gunning
Title:	Chief Legal Officer and Corporate Secretary

Date: February 18, 2026

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